QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FIRST REGIONAL BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1801 CENTURY PARK EAST
CENTURY CITY, CALIFORNIA 90067

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 16, 2002

        NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders of First Regional Bancorp will be held in the Board Room of First Regional Bank, 8th Floor, 1801 Century Park East, Century City, California on Thursday, May 16, 2002, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

  1.
  Amendment of Bylaws: Classification of Board of Directors; Elimination of Cumulative Voting. Approving amendments to the Company's Bylaws providing for the establishment of a classified Board of Directors and the elimination of cumulative voting, as more fully described in the Company's 2002 Proxy Statement.

  2.
  Election of Directors. If Proposal 1 is approved, electing the following seven (7) persons to the Board of Directors, three of whom shall serve until the 2003 Annual Meeting of Shareholders (Class 1) and four of whom shall serve until the 2004 Annual Meeting of Shareholders (Class 2) and, in both cases, until their successors are elected and have qualified. If Proposal 1 is not approved, electing the same seven (7) persons to the Board of Directors all of whom shall serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Class 1	Class 2
Gary M. Horgan Thomas E. McCullough Marilyn J. Sweeney	Fred M. Edwards H. Anthony Gartshore Lawrence J. Sherman Jack A. Sweeney
  3.
  Stock Option Plan. Ratifying the Company's 1999 Stock Option Plan covering 600,000 shares of the Company's Common Stock, as more fully described in the Company's 2002 Proxy Statement.

  4.
  Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on March 31, 2002 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors

Thomas E. McCullough, Secretary
First Regional Bancorp
Dated: April , 2002

        The Bylaws of the Company provide for the nomination of directors in the following matter:

        "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

        YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 16, 2002

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in the Board Room of First Regional Bank, 8th Floor, 1801 Century Park East, Century City, California, on Thursday, May 16, 2002, at 11:00 a.m. and at any and all adjournments thereof.

        It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April     , 2002.

        The matters to be considered and voted upon at the Meeting will be:

  1.
  Amendment of Bylaws: Classification of Board of Directors; Elimination of Cumulative Voting. Approving amendments to the Company's Bylaws providing for the establishment of a classified Board of Directors and the elimination of cumulative voting, as more fully described in this Proxy Statement.

  2.
  Election of Directors. If Proposal 1 is approved, electing the following seven (7) persons to the Board of Directors, three of whom shall serve until the 2003 Annual Meeting of Shareholders and four of whom shall serve until the 2004 Annual Meeting of Shareholders and, in both cases, until their successors are elected and have qualified. If Proposal 1 is not approved, electing the same seven (7) persons to the Board of Directors all of whom shall serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Class 1	Class 2
Gary M. Horgan Thomas E. McCullough Marilyn J. Sweeney	Fred M. Edwards H. Anthony Gartshore Lawrence J. Sherman Jack A. Sweeney
  3.
  Stock Option Plan. Ratifying the Company's 1999 Stock Option Plan covering 600,000 shares of the Company's Common Stock, as more fully described in this Proxy Statement.

  4.
  Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Revocability of Proxies

        A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS

SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED IN THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

Persons Making The Solicitation

        This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

VOTING SECURITIES

        There were issued and outstanding 2,730,020 shares of the Company's Common Stock on March 31, 2002, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock, of which there were more than 701 as of the record date, will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors and if Proposal 1 is not approved, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors. If Proposal 1 is approved, shares may not be cumulated for purposes of electing directors under Proposal 2 (see Proposal 2—Election of Directors).

        Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Management of the Company does not know of any persons other than those set forth below who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 2002. The following table sets forth certain information, as of March 31, 2002, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the principal shareholders, the directors and nominees for director of the Company and by all directors and officers(1) of the Company as a group.

Name and Title Other Than Director	Common Stock Beneficially Owned(2)(3)		Percent of Class(3)
Fred M. Edwards	13,000.48%
H. Anthony Gartshore President	24,852	(4)	.91%
Gary M. Horgan	2,000	(5)	.07%
Thomas E. McCullough Chief Financial Officer and Secretary	26,864	(6)	.98%
Lawrence J. Sherman Vice Chairman of the Board	63,600		2.33%
Jack A. Sweeney Chairman of the Board, Chief Executive Officer and principal shareholder	1,279,149	(7)	46.86%
Marilyn J. Sweeney	25,275	(8)	.92%
All Directors and Officers as a Group (7 in Number)	1,407,876	(9)	51.50%
Barry L. Gutterman as Special Trustee of the New Moon Trust Principal shareholder	192,000	(10)	7.03%
Lottie Walker and Nate Walker and Linda Goodrich as trustees of the Six Point Trust Principal shareholder	214,200	(11)	7.85%
Steven J. Sweeney as Trustee of the Steven John Sweeney Trust, the Patricia Lynne Sweeney Trust and the Cynthia Louise McLean Trust Principal shareholder	154,400	(12)	5.66%

(1)
The term "officer" means the Chairman of the Board and Chief Executive Officer; and the President; and the Chief Financial Officer and Secretary.

(2)
This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

(3)
Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

(4)
This figure includes 1,560 shares of the Company's Employee Stock Ownership Plan (the "ESOP") and 3,292 shares held in the Company's 401(k) Plan ("401(k) Plan").

(5)
Mr. Horgan disclaims beneficial interest in 80 shares held by him which are not included in this figure.

(6)
This figure includes 1,728 shares in the ESOP and 6,111 shares held in the 401(k) Plan.

(7)
This figure includes 35,000 shares held by the Sweeney Foundation, 31,161 shares held in the 401(k) Plan and 122,683 shares held as the trustee of the ESOP (the trustee has voting rights over those shares to the extent not exercised by the ESOP participants). While Mr. Sweeney exercises certain voting authority over the ESOP shares, Mr. Sweeney does not participate in the ESOP. Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California 90067.

(8)
This figure, as well as percentage of class, includes as if currently outstanding 3,571 shares vested to Ms. Sweeney but which have not been exercised pursuant to the Company's Stock Option Plan.

(9)
This figure, as well as percent of class, includes, as if currently outstanding, 3,571 shares vested, or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's Stock Option Plan.

(10)
New Moon Trust's business address is c/o Barry L. Gutterman, Special Trustee, 1875 Century Park East, Suite 1500, Los Angeles, California 90067.

(11)
Six Point Trust's business address is 20525 Chatsboro Dr. Woodland Hills, California 91364

(12)
Steven Sweeney has voting power over 154,400 shares but disclaims beneficial interest in all but 49,800 shares. Steven Sweeney's business address is c/o First Regional Bank, 1801 Century Park East, Suite 800, Century City, California 90067.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth the names and certain information as of March 31, 2002, concerning the directors and the officers of the Company:

Name and Title (Other Than Director)	Age	Business Experience During the Past Five Years	Year First Appointed or Elected Director of the Company
Fred M. Edwards	67	Vice Chairman, Stern Fisher Edwards (securities brokerage) President, Fisher Edwards Investment Counsel (investment advisors)	1999
H. Anthony Gartshore President	58	President, First Regional Bancorp and First Regional Bank	1996
Gary M. Horgan	54	Attorney, Horgan, Rosen, Beckham & Coren, L.L.P.	1997
Thomas E. McCullough Chief Financial Officer and Secretary	49	Chief Financial Officer and Secretary, First Regional Bancorp; Executive Vice President, Chief Operating Officer and Chief Financial Officer, First Regional Bank	1993
Lawrence J. Sherman Vice Chairman of the Board	78	President, Sherman Industries, Inc. (investments)	1981
Jack A. Sweeney Chairman of the Board and Chief Executive Officer	72	Chairman of the Board and Chief Executive Officer, First Regional Bancorp; Chairman of the Board and Chief Executive Officer, First Regional Bank	1981
Marilyn J. Sweeney	61	Health Care Professional	2001

PROPOSAL 1
AMENDMENTS TO BYLAWS
CLASSIFIED BOARD OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING

        The Company's Bylaws presently provide that all directors shall be elected at each annual meeting and until their respective successors are elected and have qualified. The proposed amendments to the Company's Bylaws provides that: (i) the Board of Directors shall be classified into two or three classes, depending on the number of directors, and that directors shall be elected for staggered terms; and (ii) the election of directors by the shareholders shall not be by cumulative voting. If this the proposed amendments are adopted at the Meeting, the shareholders will be asked to elect seven directors, three for an initial term of one year and four for an initial term of two years.

        Consequently, it is proposed that Section 2.6 and Section 3.3 of the Company's Bylaws be amended to read as follows:

    "Section 2.6 Voting. Unless a record date for voting purposes be fixed as provided in Section 5.1 of Article V of these bylaws, then, subject to the provisions of Sections 702 through 704 of the Corporations Code of California (relating to voting of shares held by a fiduciary, in the name of a corporation, or in joint ownership), only persons in whose names shares are entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice of the meeting is given or if such notice is waived, at the close of business on the business day next preceding the day on which the meeting of shareholders is held, shall be entitled to vote at such meeting, and such day shall be the records date for such meeting. Such vote may be oral or by ballot; provided, however, that ll elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. If a quorum is present the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the date of the shareholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law or the corporation's articles of incorporation.

    Section 3.3 Election of Directors. In the event the authorized number of directors shall be fixed at nine (9) or more, the Board of Directors shall be classified into three (3) classes, the members of each class to serve for a term of three (3) years. In the event the authorized number of directors shall be fixed at six (6) or more, but less than nine (9), the Board of Directors shall be classified into two (2) classes, the members of each class to serve for a term of two (2) years. The election of directors by the shareholders shall not be by cumulative voting. At each election of directors, each shareholder entitled to vote may vote all the shares held by that shareholder for each of several nominees for director up to the number of directors to be elected. The shareholder may not cast more votes for any single nominee than the total number of shares held by that shareholder. At the first annual meeting of shareholders held upon shareholder approval of this Section 3.3, nominees elected as directors will be classified according to the recommendations of the Board of Directors. If there shall be three (3) classes one-third (a) of the directors shall be elected for a term of three (3) years, one-third (a) of the directors shall be elected for a term of two (2) years, and one-third (a) of the directors shall be elected for a term of one (1) year. If the number of directors is not divisible by three (3), the first extra director shall be elected for a term of three (3) years and a second extra director, if any, shall be elected for a term of two (2) years. If there shall be two (2) classes, one-half (2) of the directors shall be elected for a term of two (2) years and one-half (2) of the directors shall be elected for a term of one (1) year. If the number of directors is not divisible by two (2), the first extra director shall be elected for a term of two (2) years. At subsequent annual meetings of shareholders, a number of directors shall be elected equal to the number of directors with terms expiring at that annual meeting. If there shall be three (3) classes, at each subsequent annual meeting the directors elected shall be elected for a term of three (3) years. If there shall be two (2) classes, at each subsequent annual meeting the directors elected shall be elected for a term of two (2) years. In the event the authorized number of directors changes necessitating a change in the number of classes, the directors of the corporation shall be reclassified in accordance with California law and the principles of this Section 3.3; provided, however, any change in the number of classes shall not operate to shorten the term of any director. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the term of the class to which such director shall have been elected."

Analysis of Proposed Amendments

        The proposed amendment to Section 2.6 of the Company's Bylaws provides that the election of directors by the shareholders shall not be by cumulative voting. Cumulative voting entitles shareholders to give one nominee as many votes as are equal to the number of directors to be elected, multiplied by the number of shares owned, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit. With cumulative voting, therefore, it is possible for a minority shareholder or group of shareholders to obtain representation on the Board of Directors even if a majority of shareholders prefer other candidates. To this extent, cumulative voting may permit a more representative board of directors in a company in which there are distinctly differing interests among different shareholders or shareholder groups. Without cumulative voting, directors will be elected by a simple majority vote of shares voting. Each shareholder entitled to vote may vote all the shares held by that shareholder for each of several nominees for director up to the number of directors to be elected. The shareholder may not cast more votes for any single nominee than the number of shares held by that shareholder. The elimination of cumulative voting will eliminate the possibility of the election of one or more directors by a small group of shareholders having less than a majority of the shares voting.

        Section 3.3, by providing for the classification of directors, provides that if the number of directors shall be fixed at nine or more, the Board shall be divided into three classes of directors serving staggered three-year terms, with each class being as nearly equal in number as possible. In the event the number of directors shall be fixed at six or more, but less than nine, the Board shall be divided into two classes of directors serving staggered two-year terms with each class being as nearly equal in number as possible. As a result, if there are three classes of directors, approximately one-third of the Board of Directors would be elected each year, and if there are two classes of directors, approximately one-half of the Board of Directors would be elected each year. Section 3.3 further provides that at the first annual meeting of shareholders held after Section 3.3 becomes effective, which the Board anticipates will be this Meeting, nominees elected as directors will be classified according to the recommendations of the Board of Directors. Thus, because seven directors are to be elected, there will be two classes of directors, with one class serving until the 2003 annual meeting of shareholders and the second class serving until the 2004 annual meeting of shareholders. Thereafter, each class of directors will be elected for staggered two-year terms. In the event of a vacancy on the Board, any director elected by the shareholders or the Board to fill the vacancy would hold office for the balance of the term of the class in which the vacancy occurred.

Reasons For and Against the Proposal

        The Board of Directors believes that the classification of directors will reduce the possibility that a third party could effect a sudden or surprise change in the composition of the Board of Directors without the support of the incumbent Board. Thus, the classification of directors will affect the ability of shareholders of the Company to effect immediate changes in the composition of the Board of Directors.

        Because the classification of directors will make more difficult or deter a proxy contest or the assumption of control of the Board by a holder of a substantial block of the Company's Common Stock, it will increase the likelihood that incumbent members of Management will retain their position. The classification of directors will apply to every election of directors whether or not a change in the composition of the Board would be beneficial and whether or not the holders of a majority of the Company's Common Stock believe that such a change would be desirable. As a result of the classification of directors it may require shareholders who do not favor the policies of the Board at least two annual meetings of shareholders to replace a majority of the Board.

        In addition, the classification of directors could have the effect of deterring a third party from making a tender offer for or otherwise acquiring significant blocks of the Company's shares, even though such an action might increase, at least temporarily, market prices for the Company's shares, and even though a number of shareholders of the Company might be willing to sell their shares at the price offered. Because the deterrence of such acquisitions could tend to reduce such temporary fluctuations in the market price of the Company's shares, shareholders could be denied certain opportunities to sell their shares at temporarily higher market prices. However, the Board believes that the benefits in protecting the ability of a Board of Directors to negotiate with a proponent of an unfriendly or unsolicited proposal to take over or restructure a corporation outweigh the disadvantage of discouraging such proposals.

        In recent years, accumulations by third parties of substantial stock positions in publicly held corporations frequently have been preludes to hostile attempts to take over or restructure such corporations or to sell all or part of such corporations' assets or to take other similar extraordinary corporate actions. Such actions are often undertaken by third parties without advance notice to or consultation with management. In many cases, such third parties position themselves through stock ownership to seek representation on boards of directors in order to increase the likelihood that they will be able to implement proposed transactions opposed by the corporation's management. If a corporation resists the efforts of a third party to obtain representation on its board, the third party may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, a third party may not truly be interested in taking over the corporation, but uses the threat of a proxy fight or a bid to take over the corporation, or both, as a means of obtaining for itself a special benefit which might not be available to all of the corporation's shareholders.

        The Board of Directors believes that elimination of cumulative voting is desirable in order to preclude the election of a director or small group of directors representing a special interest group of shareholders because of the potential for dissension on the Board of Directors. Members of the Board have observed situation in other corporations where differing factions, through the use of cumulative voting, have been able to put persons on the board of directors who appeared to be more interested in the interests of their sponsoring shareholders than those of the corporation as a whole. The Board believes that those situations have been injurious to the interests of the corporations involved and that the affairs of a corporation such the Company can be better handled in the absence of such dissension. At present, no individual shareholder or group of shareholders, which is know to the Board of Directors, controls a large enough number of shares of the Company to be able to elect a director through the use of cumulative voting. Therefore, this change will only affect actions of individuals or groups which might occur in the future.

        In recent years, accumulations by third parties of substantial stock positions in publicly held corporations frequently have been preludes to hostile attempts to take over or restructure such corporations or to sell all or part of such corporations' assets or to take other similar extraordinary corporate actions. Such actions are often undertaken by third parties without advance notice to or consultation with management. In many cases, such third parties position themselves through stock ownership to seek representation on boards of directors in order to increase the likelihood that they will be able to implement proposed transactions opposed by the corporation's management. If a corporation resists the efforts of a third party to obtain representation on its board, the third party may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, a third party may not truly be interested in taking over the corporation, but uses the threat of a proxy fight or a bid to take over the corporation, or both, as a means of obtaining for itself a special benefit which might not be available to all of the corporation's shareholders. Cumulative voting would allow a minority shareholder or group to elect a member to the Company's Board of Directors.

        The Board believes that the imminent threat of removal of the Company's Management in such a situation, through a change in the composition of the Board, could severally curtail Management's ability to negotiate effectively with such a party. Management could be deprived of the time and information necessary to evaluate a particular takeover or other proposal, to seek and study alternative proposals that may better serve the interests of the Company's shareholders and, in an appropriate case, to help achieve a better price in any transaction involving the Company that may ultimately be undertaken.

        Takeovers or changes in management of a corporation which are proposed and effected without prior consultation and negotiation with its Board of Directors are not necessarily detrimental to the corporation and its shareholders. However, the Board believes that the benefits in protecting the ability of a Board of Directors to negotiate with a proponent of an unfriendly or unsolicited proposal to take over or restructure a corporation outweigh the disadvantages of discouraging such proposals.

        The proposed amendments to Section 2.6 and Section 3.3, are designed, in part, to encourage a third party seeking to acquire control of the Company to consult first with the Company's Board of Directors regarding any proposed business combination or other transaction involving the Company, so that it may be studied by the Board and so that the Company's shareholders can have the benefit of the Board's recommendations in cases where shareholder approval is required. Although a takeover bid may be made at prices representing premiums over the then current market price of the shares being sought, the Board believes that, in a situation where a third party seeks Management's cooperation, the Company's Board of Directors will be in a better position to promote consideration of a broader range of relevant factors, such as the structuring of a proposed transaction and its tax consequences and the underlying value and prospects of the Company. These issues may not otherwise adequately be addressed by such a third party.

Vote Required; Board Recommendation

        A favorable vote by the holders of a majority of the Company's outstanding Common Stock entitled to vote is required to adopt the proposed amendments to Section 2.6 and Section 3.3. If shareholders approve the proposed amendments to Section 2.6 and Section 3.3, the provisions will become effective immediately and the Election of Directors at this Meeting shall be conducted on a classified board basis and without cumulative voting (see Election of Directors).

The Board of Directors recommends a vote of "FOR" on this Proposal 1.

PROPOSAL 2
ELECTION OF DIRECTORS

Nominees

        The Company's Bylaws currently provide for a range of five (5) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at seven (7). The seven (7) persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 2003 or 2004 annual meeting of shareholders and until their successors are elected and have qualified. If the proposed amendments to the Company's Bylaws providing for a classified board of directors and elimination of cumulative voting are approved by the shareholders, votes will be cast in such a way as to effect the election of all seven (7) nominees, including electing the following three directors for an initial one-year term (Class 1): Thomas E. McCullough, Marilyn J. Sweeney and Gary M. Horgan; and electing the following four directors for an initial two-year term (Class 2): Jack A. Sweeney, H. Anthony Gartshore, Lawrence J. Sherman and Fred M. Edwards. If Proposal 2 is not approved, all seven (7) persons named above will be nominated for election as directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all seven (7) nominees in either case.

        In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

Board of Directors and Committees of the Board

        During 2001, the Board of Directors of the Company held twelve (12) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

        The Boards of Directors of the Company has an Audit Committee composed of Messrs. Edwards, Horgan and Sherman. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's independent certified public accountants, Deloitte & Touche LLP. The Audit Committee met twelve (12) times during 2001.

        The Company has a Stock Option Committee, which consists of Messrs. Edwards, Horgan and Sherman. The Committee makes recommendations regarding the granting of stock options, authorizes specific grants and establishes the terms and conditions upon which stock options can be exercised.

        The Company's Board of Directors does not have a standing nominating committee.

        During 2001 no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served during the period for which they had been a director.

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

        Directors who are also officers of the Bank or the Company do not receive fees for service on the Board or the Committees. During 2001, each outside director received $500 for each regular meeting of the Board of Directors of the Bank attended; $100 for each meeting of the Company's Board attended; and $300 for each meeting of the Loan Committee attended. Lawrence J. Sherman receives a monthly payment of $2,000 for his work as director of the Company's shareholder relations program. On this basis, the directors received the following aggregate fees during 2001: Fred M. Edwards, $19,500; Gary M. Horgan, $10,800; and Lawrence J. Sherman, $45,400.

        The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.

Long Term Compensation
		Annual Compensation					Awards		Payouts
Name and Principal Position	Year	Salary(13)		Bonus		Other Annual Compensation(14)	Restricted Stock Awards	Option Shares SAR's(15)	LTIP Payouts	All Other Compensation
Jack A. Sweeney Chairman of the Board and Chief Executive Officer of the Company and the Bank	2001 2000 1999	$ $ $	250,000 317,804 282,906	$ $ $	150,234 140,000 25,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A	$ $	27,317 49,345 N/A	(16) (16)(17)
H. Anthony Gartshore President of the Company and the Bank	2001 2000 1999	$ $ $	195,000 190,098 165,957	$ $ $	90,000 115,000 20,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A		N/A N/A N/A
Thomas E. McCullough Chief Financial Officer and Secretary of the Company, Executive Vice President and Chief Operating Officer of the Bank	2001 2000 1999	$ $ $	165,000 168,515 154,500	$ $ $	80,000 120,000 15,000	N/A N/A N/A	None None None	None None None	N/A N/A N/A		N/A N/A N/A

(13)
These figures include the Company's matching contributions to the 401(k) Plan ($5,250 (2001), $5,054 (2000), and $4,906 (1999) for Mr. Sweeney; $3,949, $4,213, and $4,454 for Mr. Gartshore; and $4,657, $4,310, and $4,026 for Mr. McCullough), the Company's matching contributions to the Income Deferral Plan ($97,500, $87,750, and $78,000 for Mr. Sweeney; $8,125, $5,100, and $4,500 for Mr. Gartshore; and $3,162, $2,250, and $2,100 for Mr. McCullough), and the fair market value ($7.00 per share) of the shares of the Company's common stock allocated to Messrs. Gartshore ($6,756, $10,786, and $7,003) and McCullough ($6,756, $11,955, and $8,374) pursuant to the Employee Stock Ownership Plan in 2001, 2000, and 1999, respectively.

(14)
The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. The Bank has provided and plans to continue to provide certain of its officers with specified life and medical insurance benefits. Since portions of the automobile expenses and insurance premiums attributable to personal use are not believed to exceed $50,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures.

(15)
Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs").

(16)
Income attributed to the economic value of that portion of a split dollar insurance policy which benefits a life insurance trust established by Mr. Sweeney.

(17)
The trust reimbursed the Company for $27,140 of this amount.

Stock Options

        As of the Record Date, there are issued and outstanding a total of 125,000 options which have been granted under the Company's 1999 Stock Option Plan.

        The following table sets forth certain information regarding the outstanding options granted under the 1999 Plan.

First Regional Bancorp 1999 Stock Option Plan

Name and Position	Dollar Value		Number of Option Shares
Jack A. Sweeney, Chairman of the Board	N/A		0
H. Anthony Gartshore, President	N/A		0
Thomas E. McCullough, Executive Vice President and Chief Financial Officer	N/A		0
Executive Group	N/A		0
Non-Executive Director Group	$287,500	(18)	25,000
Non-Executive Officer Employee Group	$1,150,000	(18)	100,000

(18)
Based on a closing price on December 31, 2001 of $11.50 per share.

        The following table sets forth certain information regarding stock options granted during 2001 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

Name	Options Granted During 2001	Percentage of Total Options Granted to Employees During 2001	Exercise Price	Expiration Date
Jack A. Sweeney	0	N/A	N/A	N/A
H. Anthony Gartshore	0	N/A	N/A	N/A
Thomas E. McCullough	0	N/A	N/A	N/A

        The following table sets forth certain information regarding stock options exercised during 2001 by the Chief Executive Officer and all executive officers with compensation in excess of $100,000.

			Number of Unexercised Options at 12/31/01	Value of Unexercised Options at 12/31/01
Name	Shares Acquired on Exercise	Value Realization	Exercisable/ Unexercisable	In the Money Exercisable/ Unexercisable
Jack A. Sweeney	0	N/A	N/A	N/A
H. Anthony Gartshore	0	N/A	N/A	N/A
Thomas E. McCullough	0	N/A	N/A	N/A

401(k) Plan and Employee Stock Ownership Plan

        The Company sponsors a defined contribution 401(k) Plan benefiting substantially all employees. At the discretion of the Board of Directors, the Company matches employee contributions. Currently, the Company provides 50% matching up to the first 6% of wages contributed by an employee. Company contributions are used to buy the Company's common stock on the open market for allocation to the employee's accounts in the 401(k) Plan. The Company contributed approximately $106,000 in 2001.

        In 1998, the Company established for eligible employees an Employee Stock Ownership Plan and Trust ("ESOP"). Eligible full-time and part-time employees employed with the Bank who have been credited with at least 1,000 hours during a 12-month period and who have attained age 21 are eligible to participate.

        Shares of the Company's common stock purchased by the ESOP are held in a trust account for allocation among participants as the loan is repaid. The number of shares allocated each plan year is dependent upon the ratio of that year's total loan payment to the aggregate payments scheduled to occur throughout the term of the loan. The annual allocation of shares is apportioned among participants on the basis of compensation in the year of allocation. ESOP benefits generally become 100% vested after an employee completes seven years of credited service. Benefits are payable upon death, retirement, or disability. The number of shares of common stock allocated to employee accounts was 27,317 shares at December 31, 2001.

Certain Transactions

        Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank.

        Mr. Horgan, a director of the Company and the Bank, is a partner in the law firm of Horgan, Rosen, Beckham & Coren. That firm, among other law firms, provides legal services to the Company and the Bank and was paid $9,069 by the Company and $77,746 by the Bank during 2001.

PROPOSAL 3
RATIFICATION OF THE COMPANY'S 1999 STOCK OPTION PLAN

Introduction

        The Company's Board of Directors believes that it is essential to the Company to have options available to encourage officers and key employees to remain with the Company and the Bank and to attract new, qualified personnel in today's competitive environment. On October 21, 1999, the Board of Directors adopted the First Regional Bancorp 1999 Stock Option Plan (the "1999 Plan").

        The 1999 Plan provides for the grant of "non-qualified stock options." The 1999 Plan provides for the issuance of up to 600,000 shares of the Company's Common Stock to officers, directors and key employees of the Company or any subsidiary of the Company, subject to adjustment in the event of certain changes in the capital structure of the Company. As of the date of this Proxy Statement, a total of 125,000 options are outstanding under the 1999 Plan. The 1999 Plan is not subject to any of the provisions of the ERISA.

Summary of the 1999 Plan

        The following description of the 1999 Plan is intended to highlight and summarize the principal terms of the 1999 Plan, and is qualified in its entirety by the text of the 1999 Plan, a copy of which is available for inspection at the Company's main office.

          Administration. The 1999 Plan is administered by the Stock Option Committee (the "Committee") consisting of three (3) directors of the Company, appointed from time to time by the Board. Nonetheless, regardless of whether the Committee is appointed, the Board may act as the Committee, and any action taken by the Board shall be deemed to be action taken by the Committee. Options may be granted only to officers, directors and key employees of the Company and any subsidiary of the Company. Subject to the express provisions of the 1999 Plan, the Committee is authorized to construe and interpret the 1999 Plan, and make all the determinations necessary or advisable for its administration.

          Eligible Participants. The 1999 Plan provides that only officers, directors and key employees of the Company and any subsidiary of the Company are eligible to receive grants of stock options. The Committee is empowered to determine which eligible participants, if any, should receive options, the number of shares subject to each option, and the terms and provision of the option agreements.

          Shares Subject to the 1999 Plan. The 1999 Plan covers 600,000 shares, which constitutes approximately 22% of the current issued and outstanding shares of Common Stock. At December 31, 2001, the fair market value of the Common Stock was $11.50 per share based upon the closing price as quoted on the NASDAQ National Market System.

          Non-Qualified Stock Options. The 1999 Plan provides for the grant of non-qualified options only. Subject to other limitations set forth in the 1999 Plan, the exercise price, permissible time or times of exercise, and the remaining terms pertaining to any option are determined by the Committee. Subject to limitations set forth in the 1999 Plan, the per share exercise price under any option, generally, shall not be less than 100% of the fair market value of the Common Stock represented by the shares subject to the option.

          Terms and Conditions of Options. Subject to the limitation set forth in the 1999 Plan, options granted thereunder may be exercised in such increments, which need not be equal, and upon such contingencies as the Committee may determine. If an optionee does not exercise an increment of an option in any period during which such increment becomes exercisable, the unexercised increment may be exercised at any time prior to expiration of the option unless the respective stock option agreement provides otherwise.

        Subject to earlier termination as may be provided in any optionee's stock option agreement, options granted under the 1999 Plan will expire not later than ten years from the date of grant. Under the terms of the 1999 Plan, the date of grant is deemed to be either: (i) the date fixed by the Committee to be the date of grant; or (ii) if no such date is fixed, the date on which the Committee made its final determination to grant a stock option.

        Options granted under the 1999 Plan may not be transferred otherwise than by will or by the laws of descent and distribution, and during his or her lifetime, only the optionee or, in the event of the disability of the optionee, his or her guardian or the conservator of his or her estate may exercise the option.

        Subject to the restrictions set forth in the 1999 Plan, an option may be exercised in accordance with the terms of the individual stock option agreement. Full payment by the optionee for all shares as to which the option is being exercised is due and payable at the time of exercise of the option. Payment must be in cash and/or, with the prior written approval of the Committee, and subject to any required regulatory approval, in shares of Common Stock of the Company.

        An option may be exercised with respect to whole shares only, although fractional share interests may be accumulated and exercised from time to time as whole shares during the term of the option. Options may only be exercised with respect to a minimum of ten whole shares, unless the option agreement requires that a larger number of shares be exercised at any one time or unless fewer than ten shares remain subject to the option at the time of the exercise. Any shares subject to an option which expires or terminates without being exercised become available again for issuance under the 1999 Plan.

        Neither an eligible participant nor an optionee has any rights as a shareholder with respect to the shares of Common Stock covered by any option which may be or has been granted to such person, and which is thereafter exercised, until date of issuance of the stock certificate by the Company to such person.

          Stock Option Agreement. The 1999 Plan provides that every grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee. Subject to the terms and conditions of the 1999 Plan, the stock option agreement will contain the terms and provisions pertaining to each option so granted, such as exercise price, permissible date or dates of exercise, termination date, and such other terms and conditions as the Committee deems desirable and not inconsistent with the 1999 Plan.

          Termination of Employment or Affiliation. In the event an optionee ceases to be affiliated with the Company or a subsidiary of the Company, for any reason other than disability, death or termination for cause, the stock options granted to such optionee shall expire at the earlier of the expiration dates specified for the options, or ninety (90) days after the optionee ceases to be so affiliated. During such period after cessation of affiliation, the optionee may exercise the option to the extent that it is exercisable as of the date of such termination, and thereafter the option expires in its entirety.

        If an optionee's stock option agreement so provides, and if an optionee's status as an eligible participant is terminated for cause, the option held by such person will expire immediately upon such termination, although the Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate the option. If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee's status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

          Terminating Events. The 1999 Plan and all options previously granted under the 1999 Plan shall terminate upon the consummation of: (i) a dissolution or liquidation of the Company; (ii) a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation; or (iii) the sale of all or substantially all of the assets of the Company, unless provision is made in connection with such terminating transactions for the assumption or substitution of options by the successor employer, if any.

        Notwithstanding the foregoing or any provision in any stock option agreement pertaining to the time of exercise of shares subject to an option, all options granted under the 1999 Plan shall become immediately exercisable in their entirety upon adoption, by the requisite number of outstanding shares of Common Stock, of any plan of: (i) dissolution or liquidation of the Company; (ii) reorganization, merger, consolidation; or (iii) sale of all or substantially all of the Company's assets to another corporation which would, upon consummation, result in the termination of an option granted under the 1999 Plan. As a result of these acceleration provisions, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.

          Amendment and Termination of the 1999 Plan. The Board of Directors of the Company may at any time suspend, amend or terminate the 1999 Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it shall deem advisable. The amendment, suspension or termination of the 1999 Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the 1999 Plan.

          Adjustments Upon Changes in Capitalization. The total number of shares covered by the 1999 Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted by the Committee if the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Company as provided in the 1999 Plan. Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the 1999 Plan.

Federal Income Tax Consequences

        All options granted under the 1999 Plan are intended to be non-qualified stock options. Upon exercise of a stock option, the excess of the fair market value of the acquired shares at the time of exercise over the option exercise price will be treated as ordinary income to the optionee in the year of exercise. The optionee's basis in the shares of Common Stock received will be the sum of the option exercise price and the amount of ordinary income recognized by the optionee from the exercise of the stock option. The optionee's holding period in the shares of Common Stock received will begin on the date received. Upon exercise of such a stock option by transfer of shares of Common Stock already owned by the optionee, under Revenue Ruling 80-244, the optionee will be deemed to have received an equivalent number of shares of Common Stock in a non-taxable exchange (the "Substituted Common Stock") and the remainder, if any, of the shares of Common Stock will be deemed to have been received in a taxable transaction (the "Non-Substituted Common Stock"). The optionee's basis in the Substituted Common Stock will be the same as the optionee's basis in the previously owned shares, and the optionee's holding period will include the holding period of the previously owned shares. The optionee's basis in the Non-Substituted Common Stock will be the same as the amount of ordinary income recognized by the optionee. The Non-Substituted Common Stock will have a holding period which begins on the date when it is received.

        On the disposition of shares of Common Stock received upon exercise of a stock option, the difference between the amount realized and the optionee's basis in the shares will be a long-term or short-term capital gain (or loss) depending on whether the optionee's holding period for the shares is more than 12 months prior to their disposition.

        The Company will be entitled to claim a deduction at the same time and in the same amount as income is recognized by the optionee exercising a stock option. No income will be recognized by the optionee, and no deduction shall be allowable to the Company, by reason of the grant of any stock options.

        In addition to the foregoing, capital losses, whether long-term or short-term, may be used to offset up to 100% of capital gains in any single tax year. In the case of an individual taxpayer, up to $3,000 of any capital losses in excess of capital gains may be deductible from ordinary income. Any unused excess capital losses may be carried forward indefinitely by an individual taxpayer.

        Long-term capital gains and losses are derived from the sales and exchanges of capital assets held for more than one year. Under the IRC, the maximum federal income tax rate on net long-term capital gains is 20% if the capital asset was held for more than twelve months. If the capital asset was held for less than twelve months, any resulting gain will be taxes at ordinary income rates. For individuals in the 15% tax bracket, the maximum tax rate on net long-term capital gains is 10%. For tax years beginning after December 31, 2000, a lower capital gains rate of 18% (8% for individuals in the 15% tax bracket) may be applied if the individual: (i) acquires a capital asset after December 31, 2000 and (ii) holds it for more than five years. Individuals in the 15% bracket, however, are not required to acquire the capital asset after December 31, 2000 in order to take advantage of the lower capital gains rate.

        The specific state tax consequences to each optionee under the 1999 Plan may vary, depending upon the laws of the various states and the individual circumstances of each optionee. It is suggested that each optionee consult his or her personal tax advisor regarding both the federal and state tax consequences of the grant and exercise of options.

Shareholder Ratification

        The Board of Directors is seeking shareholder ratification of the 1999 Plan by a majority of the shares represented and voting at the Meeting.

The Board of Directors recommends a vote of "FOR" on this proposal.

AUDIT COMMITTEE REPORT

        The role of the Company's Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent" pursuant to the applicable listing standards of the National Association of Securities Dealers. The Board of Directors has not adopted a written charter for the Audit Committee.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to other non-audit services provided by the auditors. The Audit Committee has considered whether other non-audit services provided by the independent auditors to the Company are compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

        Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent." The Audit Committee relies upon the independent auditors to make such evaluations.

        Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 to be filed with the Securities and Exchange Commission.

                      SUBMITTED BY THE AUDIT COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS
                      Lawrence J. Sherman, Committee Chairman
                      Fred M. Edwards
                      Gary M. Horgan
                      Dated: April     , 2002

INDEPENDENT ACCOUNTANTS

        The firm of Deloitte & Touche, LLP, served as independent public accountants for the Company and the Bank for 2001, and will continue in those capacities in 2002. It is anticipated that a representative of Deloitte & Touche, LLP will be present at the Meeting to respond to appropriate questions from shareholders. In addition to audit services, Deloitte & Touche, LLP performed selected non-audit services, including assisting in the preparation of the Company's tax returns, review of quarterly reports filed with the Securities and Exchange Commission on Form 10-Q and other regulatory reports. All services rendered by Deloitte & Touche, LLP were approved by the Audit Committee of the Company who considered the possible effect of each such service on the independence of Deloitte & Touche, LLP.

Audit Fees

        The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001, including reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, amounted to $85,500.

Financial Information Systems Design and Implementation of Fees

        The Company did not incur any fees with respect to services rendered by its independent accountants regarding financial systems design and implementation.

All Other Fees

        The aggregate fees billed for all other services (principally the preparation of tax returns) rendered to the Company by Deloitte & Touche, LLP amounted to $43,685.

SHAREHOLDER PROPOSALS

        The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 2003 Annual meeting of Shareholders is December 31, 2002.

SECTION 16 (a) COMPLIANCE

        Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

        Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied.

OTHER MATTERS

        The Proxy confers discretionary authority to vote on any matter if the Company did not have notice of the matter at least 45 days before the date on which the Company first mailed its Proxy Materials for the prior year's Annual Meeting of Shareholders. The Company mailed its Proxy Materials for the 2001 Annual Meeting on April 10, 2001 and, accordingly, discretionary authority is conferred to the persons named in the accompanying Proxy to vote on any matter notice of which is not received until after February 24, 2002.

        The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

        MANAGEMENT OF THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

First Regional Bancorp

Thomas E. McCullough, Secretary First Regional Bancorp

Dated: April    , 2002

FIRST REGIONAL BANCORP
1999 STOCK OPTION PLAN
Adopted October 21, 1999

  1.
  Purpose

        The purpose of the First Regional Bancorp 1999 Stock Option Plan (the "Plan") is to strengthen First Regional Bancorp (the "Corporation") and those corporations which are or hereafter become subsidiary corporations (the "Subsidiary" or "Subsidiaries") by providing additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers and key employees added incentive for high levels of performance and for unusual efforts to increase the earnings of the Corporation and any Subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers and key employees may purchase shares of the Common Stock of the Corporation pursuant to Stock Options granted in accordance with this Plan.

        Stock Options granted pursuant to this Plan are intended to be Non-Qualified Stock Options.

  2.
  Definitions

        For purposes of this Plan, the following terms shall have the following meanings:

        (a)  "Common Stock." This term shall mean shares of the Corporation's common stock, no par value, subject to adjustment pursuant to Paragraph 15 (Adjustment Upon Changes in Capitalization) hereunder.

        (b)  "Corporation." This term shall mean First Regional Bancorp, a California Corporation.

        (c)  "Eligible Participants." This term shall mean: (i) directors of the Corporation or any Subsidiary; (ii) all officers (whether or not they are also directors) of the Corporation or any Subsidiary; and (iii) all key employees (as such persons may be determined by the Stock Option Committee from time to time) of the Corporation or any Subsidiary; provided that such officers and key employees have a customary work week of at least forty hours in the employ of the Corporation or a Subsidiary.

        (d)  "Fair Market Value." This term shall mean the fair market value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Stock Option Committee, including the valuation methods described in Treasury Regulations Section 20.2031-2.

        (e)  "Non-Qualified Stock Option." This term shall mean a Stock Option which is not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        (f)    "Option Shares." This term shall mean Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

        (g)  "Optionee." This term shall mean any Eligible Participant to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

        (h)  "Plan." This term shall mean the First Regional Bancorp 1999 Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

        (i)    "Stock Option." This term shall mean the right to purchase Common Stock under this Plan in a specified number of shares, at a price and upon the terms and conditions determined by the Stock Option Committee.

1

        (j)    "Stock Option Committee." The Board of Directors of the Corporation may select and designate a Stock Option Committee consisting of three or more directors of the Corporation, having full authority to act in the matter. Regardless of whether a Stock Option Committee is selected, the Board of Directors of the Corporation may act as the Stock Option Committee and any action taken by said Board as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed to refer to the Board of Directors of the Corporation acting as the Stock Option Committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between action taken by the Board acting as a Stock Option Committee and action taken by a duly appointed Stock Option Committee, the action taken by the Board shall be controlling and the action taken by the duly appointed Stock Option Committee shall be disregarded.

        (k)  "Subsidiary." This term shall mean each "subsidiary corporation" (treating the Corporation as the employer corporation) as defined in Section 425(f) of the Internal Revenue Code.

  3.
  Administration

        (a)  Stock Option Committee. This Plan shall be administered by the Stock Option Committee. The Board of Directors of the Corporation shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.

        (b)  Administration of the Plan. Any action of the Stock Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan. Subject to compliance with the terms, conditions and restrictions set forth in this Plan, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of all Stock Options granted under the Plan, including, without meaning any limitation, the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine the Eligible Participants, if any, to whom Stock Options are granted; (v) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan; and (vi) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock Option granted hereunder.

        (c)  Decisions and Determinations. Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3 shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

  4.
  Shares Subject to the Plan

        Subject to adjustments as provided in Section 15 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options granted under this Plan is limited to Six Hundred Thousand (600,000) shares, in the aggregate. If any Stock Option shall be cancelled, surrendered, or expire for any reason without having been exercised in full, the unpurchased Option Shares represented thereby shall again be available for grants of Stock Options under this Plan.

2

  5.
  Eligibility

        Only Eligible Participants shall be eligible to receive grants of Stock Options under this Plan.

  6.
  Grants of Stock Options

        (a)  Grant. Subject to the express provisions of the Plan, the Stock Option Committee, in its sole and absolute discretion, may grant Stock Options:

            (i)  In the case of grants to Eligible Participants who are officers or key employees of the Corporation or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), on the terms and conditions and to such Eligible Participants as it deems advisable and specifies in the respective grants; and

          (ii)  In the case of grants to Eligible Participants who are directors and who are not officers or key employees of the Corporation or any Subsidiary, for a number of Option Shares, at the price(s) and time(s), and on the terms and conditions as it deems advisable and specifies in the respective grants; provided, however, that such grants may not exceed a maximum aggregate of Two Hundred Thousand (200,000) Option Shares to all directors who are not officers or key employees of the Corporation or any Subsidiary. The foregoing maximum aggregate number of Option Shares which may be granted to all directors of the Corporation or any Subsidiary who are not officers or key employees thereof shall be adjusted in accordance with the provisions of Section 15 hereof.

        The terms upon which and the times at which, or the periods within which, the Option Shares subject to such Stock Options may become acquired or such Stock Options may be acquired and exercised shall be as set forth in the Plan and the related Stock Option Agreements.

        Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine.

        (b)  Date of Grant and Rights of Optionee. The determination of the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Corporation, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Corporation and the Eligible Participant have executed and delivered to the other a Stock Option Agreement in the form then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was finally made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

        (c)  Substituted Stock Options. If all of the outstanding shares of common stock of another corporation are changed into or exchanged solely for Common Stock in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, then, subject to the approval of the Board of Directors of the Corporation, Stock Options under the Plan may be substituted ("Substituted Options") in exchange for valid, unexercised and unexpired stock options of such other corporation.

3

  7.
  Stock Option Exercise Price

        (a)  Minimum Price. The exercise price of any Option Shares shall be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. In the case of a Non-Qualified Stock Option, said exercise price shall not be less than an amount equal to one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of the grant of the related Stock Option.

        (b)  Substituted Options. The exercise price of the Option Shares subject to each Substituted Option may be fixed at a price less than the minimum amount set forth in Section 7(a) above at the time such Substituted Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation for which it was exchanged, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock.

  8.
  Exercise of Stock Options

        (a)  Exercise. Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

        (b)  Notice and Payment. Stock Options granted hereunder shall be exercised by written notice delivered to the Corporation specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to the counsel for the Corporation, of the right of such person or persons to exercise the Stock Option. The Corporation's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Corporation shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Corporation and all of the terms and provisions of the Plan and the related Stock Option agreement have been fully complied with.

        (c)  Payment of Exercise Price. The exercise price of any Option Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash, (or bank, cashier's or certified check) and/or, with the prior approval of the Stock Option Committee at or before the time of exercise, in Common Stock of the Corporation which, when added to the cash payment, if any, which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Corporation of his intention to exercise all or part of a Stock Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Corporation of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Corporation.

        (d)  Minimum Exercise. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

4

        (e)  Compliance With Law. No shares of Common Stock shall be issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided hereinabove has been received by the Corporation; (ii) in the opinion of the counsel for the Corporation, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Corporation the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Corporation, in its sole discretion, to satisfy applicable income tax withholding requirements.

  9.
  Nontransferability of Stock Options

        Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

  10.
  Continuation of Affiliation

        Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Corporation or any Subsidiary to employ or continue to employ or remain affiliated with any Optionee or any Eligible Participant for any period of time or interfere in any way with the right of the Corporation or a Subsidiary to reduce or increase the Optionee's or Eligible Participant's compensation.

  11.
  Cessation of Affiliation

        Except as provided in Section 12 hereof, if, for any reason other than disability or death, an Optionee ceases to be affiliated with the Corporation or a Subsidiary, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or three (3) months after the Optionee ceases to be so affiliated, whichever is earlier. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Corporation or the Subsidiary and any Stock Options or increments which had not become exercisable as of such date shall expire automatically on such date.

  12.
  Termination for Cause

        If the Stock Option Agreement so provides and if an Optionee's employment by or affiliation with the Corporation or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or thirty (30) days after termination for cause, whichever is earlier; provided, however, that the Stock Option Committee may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Corporation or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. For purposes of this Plan, "cause" shall mean the Optionee's malfeasance or gross misfeasance in the performance of his/her duties or his/her conviction of illegal activity in connection therewith and, in any event, the determination of the Stock Option Committee with respect thereto shall be final and conclusive.

  13.
  Death of Optionee

        If an Optionee dies while employed by or affiliated with the Corporation or a Subsidiary or during the three-month period referred to in Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration,

5

subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

  14.
  Disability of Optionee

        If an Optionee is disabled while employed by or affiliated with the Corporation or a Subsidiary or during the three-month period referred to in Section 11 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Corporation or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Corporation of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

  15.
  Adjustment Upon Changes in Capitalization

        If the outstanding shares of Common Stock of the Corporation are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

  16.
  Terminating Events

        Upon consummation of a plan of dissolution or liquidation of the Corporation, or upon consummation of a plan of reorganization, merger or consolidation of the Corporation with one or more corporations, as a result of which the Corporation is not the surviving entity, or upon the sale of all or substantially all the assets of the Corporation to another corporation, the Plan shall automatically terminate and all Stock Options theretofore granted shall be terminated, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

6

  17.
  Amendment and Termination

        The Board of Directors of the Corporation may at any time and from time to time suspend, amend, or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable.

        No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 15 hereof), without the consent of the Optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

  18.
  Rights of Eligible Participants and Optionees

        No Eligible Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Participant, Optionee or other person any right to be retained in the employ of the Corporation or any Subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Participant or Optionee, such classifications being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.

  19.
  Privileges of Stock Ownership; Regulatory Law Compliance; Notice of Sale

        No Optionee shall be entitled to the privileges of stock ownership as to any Option Shares not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Corporation are listed (if any) shall have been fully complied with. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Corporation notice in writing of such sale or other disposition.

  20.
  Effective Date of the Plan

        The Plan shall be deemed adopted as of October 21, 1999, and shall be effective immediately.

  21.
  Termination

        Unless previously terminated as aforesaid, the Plan shall terminate ten (10) years from the adoption of the Plan by the Board of Directors of the Corporation. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.

  22.
  Option Agreement

        Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Corporation and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with this Plan.

  23.
  Stock Option Period

        Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

  24.
  Exculpation and Indemnification of Stock Option Committee

        The present, former and future members of the Stock Option Committee, and each of them, who is or was a director, officer or employee of the Corporation shall be indemnified by the Corporation to

7

the extent authorized in and permitted by the Corporation's Certificate of Incorporation, and/or Bylaws in connection with all actions, suits and proceedings to which they or any of them may be a party by reason of any act or omission of any member of the Stock Option Committee under or in connection with the Plan or any Stock Option granted thereunder.

  25.
  Agreement and Representations of Optionee

        Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, each Optionee shall: (i) by and upon accepting a Stock Option, represent and agree in writing, in the form of the letter attached hereto as Exhibit "A," for himself or herself and his or her transferees by will or the laws of descent and distribution, that the Option Shares will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of a Stock Option, or a part thereof, furnish evidence satisfactory to counsel for the Corporation, including written and signed representations in the form of the letter attached hereto as Exhibit "B," to the effect that the Option Shares are being acquired for investment purposes and not for resale or distribution, and that the Option Shares being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Furthermore, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the Corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares:

  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO FIRST REGIONAL BANCORP, THAT REGISTRATION IS NOT REQUIRED."

At any time that an Optionee contemplates the disposition of any of the Option Shares (whether by sale, exchange, gift or other form of transfer), he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of counsel for the Corporation, must be satisfied prior to the making of such disposition. Before consummating such disposition, the Optionee shall provide to the Corporation an opinion of Optionee's counsel, at the Corporation's expense, of which both such opinion and such counsel shall be satisfactory to the Corporation, that such disposition will not result in a violation of any state or federal securities laws or regulations. The Corporation shall remove any legend affixed to certificates for Option Shares pursuant to this Section if and when all of the restrictions on the transfer of the Option Shares, whether imposed by this Plan or federal or state law, have terminated.

  26.
  Notices.

        All notices and demands of any kind which the Stock Option Committee, any Optionee, Eligible Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Stock Option Committee, with the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Secretary of the Corporation), by leaving a copy of such notice or demand at the address of such person or persons as may be reflected in the records of the Corporation, or by mailing a copy thereof, properly addressed as above, by certified or registered mail, postage prepaid, with return

8

receipt requested. Delivery by mail shall be deemed made upon receipt by the notifying party of the return receipt request acknowledging receipt of the notice or demand.

  27.
  Limitation on Obligations of the Corporation

        All obligations of the Corporation arising under or as a result of this Plan or Stock Options granted hereunder shall constitute the general unsecured obligations of the Corporation, and not of the Board of Directors of the Corporation, any member thereof, the Stock Option Committee, any member thereof, any officer of the Corporation, or any other person or any Subsidiary, and none of the foregoing, except the Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

  28.
  Limitation of Rights

        The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option. No oral or written agreement by any person on behalf of the Corporation relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Corporation or the Stock Option Committee to grant any Stock Option to any person.

  29.
  Severability

        If any provision of this Plan as applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

  30.
  Construction

        Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

  31.
  Headings

        The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

  32.
  Successors

        This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Corporation and Optionees.

  33.
  Governing Law

        To the extent not governed by the laws of the United States, this Plan shall be governed by and construed in accordance with the laws of the State of California.

  34.
  Conflict

        In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without meaning any limitation, any Stock Option Agreement, the terms and provisions of this Plan shall control.

9

EXHIBIT "A"

                    , 19

First Regional Bancorp
1801 Century Park East
Eighth Floor
Los Angeles, California 90067

Gentlemen:

        On this    day of                        , 19 , the undersigned has received, pursuant to the First Regional Bancorp 1999 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between First Regional Bancorp (the "Corporation") and the undersigned, dated                        , 19    an option to purchase                        shares of the common stock, no par value, of First Regional Bancorp (the "Stock").

        In consideration of the grant of such option by First Regional Bancorp:

        1.    I hereby represent and warrant to you that the Stock to be acquired pursuant to the option will be acquired by me in good faith and for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

        2.    I hereby acknowledge and agree that: (a) the Stock to be acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of Corporation to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations thereunder; and (b) the Stock to be acquired by me will not be freely tradeable unless the Stock is either registered under the Securities Act of 1933, as amended, or the holder presents a legal opinion acceptable to the Corporation that the transfer will not violate the federal securities laws.

        3.    I understand that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in determining to grant such options to me and upon subsequently issuing any Stock pursuant to the Plan without the Corporation first registering the same under the Securities Act of 1933, as amended.

10

        4.    I understand that the certificate evidencing the Stock to be issued pursuant to the Plan will contain a legend upon the face thereof to the effect that the Stock is not registered under the Securities Act of 1933 and that stop transfer orders will be placed against the shares with the Corporation's transfer agent.

        5.    In further consideration for the grant of an option to purchase Stock of Corporation, the undersigned hereby agrees to indemnify you and hold you harmless against all liability, cost, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale of shares of Stock issued by the undersigned in violation of the securities laws. The agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Corporation.

Very truly yours,
(Signature)
(Type or Print Name)

11

EXHIBIT "B"

                    , 19

First Regional Bancorp
1801 Century Park East
Eighth Floor
Los Angeles, California 90067

Gentlemen:

        On this            day of                        , 19    , the undersigned has acquired, pursuant to the First Regional Bancorp 1999 Stock Option Plan (the "Plan") and the Stock Option Agreement (the "Agreement") by and between First Regional Bancorp (the "Corporation") and the undersigned, dated                        , 19    ,                          (                        ) shares of the Common Stock, no par value, of First Regional Bancorp (the "Stock"). In consideration of the issuance by First Regional Bancorp to the undersigned of said shares of its Common Stock:

        1.    I hereby represent and warrant to you that the Stock is being acquired by me in good faith for my own personal account, and not with a view to distributing the Stock to others or otherwise reselling the Stock in violation of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

        2.    I hereby acknowledge and agree that: (a) the Stock being acquired by me pursuant to the Plan has not been registered and that there is no obligation on the part of the Corporation to register such Stock under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and (b) the Stock being acquired by me is not freely tradeable and must be held by me for investment purposes unless the Stock is either registered under the Securities Act of 1933 or transferred pursuant to an exemption from such registration, as accorded by the Securities Act of 1933 and under the rules and regulations promulgated thereunder. I further represent and acknowledge that I have been informed by legal counsel in connection with said Plan of the restrictions on my ability to transfer the Stock and that I understand the scope and effect of those restrictions.

        3.    I understand that the effects of the above representations are the following: (i) that the undersigned does not presently intend to sell or otherwise dispose of all or any part of the shares of the Stock to any person or entity except in compliance with the terms described above, in the Plan and in the Agreement; and (ii) that the Corporation is relying upon the truth and accuracy of the representations and agreements contained herein in issuing said shares of the Stock to me without first registering the same under the Securities Act of 1933, as amended.

        4.    I hereby agree that the certificate evidencing the Stock may contain the following legend stamped upon the face thereof to the effect that the Stock is not registered under the Securities Act of

12

1933, as amended, and that the Stock has been acquired pursuant to the representations and restrictions in this letter, the Plan and in the Agreement:

  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO FIRST REGIONAL BANCORP, THAT REGISTRATION IS NOT REQUIRED."

        5.    I hereby agree and understand that the Corporation will place a stop transfer notice with its stock transfer agent to ensure that the restrictions on transfer described herein will be observed.

        6.    In further consideration of the issuance of the Stock, the undersigned does hereby agree to indemnify you and hold you harmless against all liability, costs, or expenses (including reasonable attorney's fees) arising out of or as a result of any distribution or resale by the undersigned of any of the Stock. The Agreements contained herein shall inure to the benefit of and be binding upon the respective legal representatives, successors and assigns of the undersigned and the Corporation.

Very truly yours,
(Signature)
(Type or Print Your Name)

13

SECRETARY'S CERTIFICATE OF ADOPTION

        I, the undersigned, do hereby certify that:

        1.    I am the duly elected or appointed and acting Secretary of First Regional Bancorp; and

        2.    The First Regional Bancorp 1999 Stock Option Plan was duly adopted by the Board of Directors of First Regional Bancorp as a Stock Option Plan for the Corporation at a meeting of the Board of Directors duly held on the 21st day of October, 1999.

        IN WITNESS WHEREOF, I have hereunto subscribed my name this            day of                        , 1999.

Thomas E. McCullough, Secretary

14

FIRST REGIONAL BANCORP
PROXY	ANNUAL MEETING OF SHAREHOLDERS MAY 16, 2002	PROXY

        The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Lawrence J. Sherman, and each of them, the attorney, agent, and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 16, 2002, at 11:00 a.m. in the Board Room of First Regional Bank, 8th Floor, 1801 Century Park East, Century City, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

Please mark your votes as indicated in this example ☒
1.
	Amendment of Bylaws: Classification of Board of Directors; Elimination of Cumulative Voting. Approving amendments to the Company's Bylaws providing for the establishment of a classified Board of Directors and the elimination of cumulative voting, as more fully described in the Company's 2002 Proxy Statement.	FOR ☐	AGAINST ☐
2.
	Election of Directors. If Proposal 1 is approved, electing the following seven (7) persons to the Board of Directors, three of whom shall serve until the 2003 Annual Meeting of Shareholders (Class 1) and four of whom shall serve until the 2004 Annual Meeting of Shareholders (Class 2) and, in both cases, until their successors are elected and have qualified. If Proposal 1 is not approved, electing the same seven (7) persons to the Board of Directors all of whom shall serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:	AUTHORITY GIVEN ☐	AUTHORITY WITHHELD ☐
Class 1: Gary M. Horgan, Thomas E. McCullough, and Marilyn J. Sweeney. Class 2: Fred M. Edwards, H. Anthony Gartshore, Lawrence J. Sherman and Jack A. Sweeney.

(INSTRUCTION: IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME, BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

3.	Stock Option Plan. Ratifying the Company's 1999 Stock Option Plan covering 600,000 shares of the Company's Common Stock, as more fully described in the Company's 2002 Proxy Statement.	FOR ☐	AGAINST ☐
4.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

PLEASE SIGN AND DATE THE OTHER SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON PROPOSALS 1 AND 3 AND "AUTHORITY GIVEN" ON PROPOSAL 2. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. THE PROXY ALSO CONFERS AUTHORITY TO CAST VOTES IN SUCH A WAY AS TO EFFECT THE ELECTION OF ALL SEVEN NOMINEES. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

        (Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

        I do ☐        do not ☐        expect to attend the Meeting.

Dated:	, 2002
(Number of Shares)
(Please Print Your Name)
(Signature of Shareholder)
(Please Print Your Name)
(Signature of Shareholder)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.

QuickLinks

PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 16, 2002 INTRODUCTION
VOTING SECURITIES
SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL 1 AMENDMENTS TO BYLAWS CLASSIFIED BOARD OF DIRECTORS; ELIMINATION OF CUMULATIVE VOTING
PROPOSAL 2 ELECTION OF DIRECTORS
COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT
First Regional Bancorp 1999 Stock Option Plan
PROPOSAL 3 RATIFICATION OF THE COMPANY'S 1999 STOCK OPTION PLAN
AUDIT COMMITTEE REPORT
INDEPENDENT ACCOUNTANTS
SHAREHOLDER PROPOSALS
SECTION 16 (a) COMPLIANCE
OTHER MATTERS
FIRST REGIONAL BANCORP 1999 STOCK OPTION PLAN Adopted October 21, 1999
EXHIBIT "A"
EXHIBIT "B"
SECRETARY'S CERTIFICATE OF ADOPTION